Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Jan 1,	Oct 2,	July 3,	April 3,	Jan 3,
	2005	2004	2004	2004	2004 (a)(b)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$398,630	$426,100	$431,725	$410,276	$285,722
Retail	$62,279	$56,560	$48,583	$56,006	$52,626
Total Prepared Foods	$460,909	$482,660	$480,308	$466,282	$338,348

Fresh Chicken:
Foodservice	$337,729	$424,187	$395,881	$367,681	$235,216
Retail	$150,196	$181,765	$181,258	$176,739	$114,036
Total Fresh Chicken	$487,925	$605,952	$577,140	$544,420	$349,252
Export and Other
Prepared Foods	$15,248	$8,497	$8,285	$8,555	$9,398
Chicken-Other	$60,409	$61,357	$55,341	$48,944	$46,969
Total Export and Other	$75,657	$69,854	$63,627	$57,499	$56,366
Total U.S. Chicken	$1,024,491	$1,158,465	$1,121,074	$1,068,201	$743,966

Mexico:	$96,937	$93,798	$90,718	$88,957	$88,970
Total Chicken Sales	$1,121,428	$1,252,263	$1,211,792	$1,157,158	$832,936

Total Prepared Foods	476,157	491,156	488,593	474,837	347,745

Turkey Sales:
Prepared Foods:
Foodservice	$25,080	$18,610	$18,936	$17,401	$25,980
Retail	$9,159	$10,008	$11,489	$7,710	$8,176
Total Prepared Foods	$34,239	$28,618	$30,425	$25,111	$34,156

Fresh Turkey:
Foodservice	$3,285	$12,061	$9,259	$8,059	$10,370
Retail	$41,496	$28,298	$24,249	$19,206	$45,153
Total Fresh Turkey	$44,781	$40,359	$33,508	$27,265	$55,522
Export and Other
Prepared Foods	$306	$368	$467	$525	$589
Turkey-Other	$448	$3,187	$1,886	$1,208	$3,057
Total Export and Other	$754	$3,555	$2,353	$1,733	$3,646

Total Turkey Sales	$79,774	$72,532	$66,286	$54,110	$93,324

Total Prepared Foods	$34,545	$28,986	$30,892	$25,636	$34,745

Sale of Other Products
U.S.	$165,394	$156,155	$163,666	$166,804	$113,466
Mexico	$1,651	$5,503	$6,251	$6,836	$4,642
Total Other Products	$167,044	$161,659	$169,917	$173,639	$118,107
Total Net Sales	$1,368,247	$1,486,454	$1,447,995	$1,384,907	$1,044,367

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal quarter ended January 3, 2004 had 14 weeks.

	Jan 1,	Oct 2,	July 3,	April 3,	Jan 3,
	2005	2004	2004	2004	2004 (a)(b)

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	38.8%	36.8%	38.6%	38.5%	38.4%
Retail	6.1%	4.9%	4.3%	5.2%	7.1%
Total Prepared Foods	44.9%	41.7%	42.9%	43.7%	45.5%

Fresh Chicken:
Foodservice	33.0%	36.6%	35.3%	34.4%	31.6%
Retail	14.7%	15.7%	16.2%	16.5%	15.3%
Total Fresh Chicken	47.7%	52.3%	51.5%	50.9%	46.9%
Export and Other
Prepared Foods	1.5%	0.7%	0.7%	0.8%	1.3%
Chicken-Other	5.9%	5.3%	4.9%	4.6%	6.3%
Total Export and Other	7.4%	6.0%	5.6%	5.4%	7.6%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	31.4%	25.7%	28.6%	32.2%	27.8%
Retail	11.5%	13.8%	17.3%	14.2%	8.8%
Total Prepared Foods	42.9%	39.5%	45.9%	46.4%	36.6%

Fresh Turkey:
Foodservice	4.1%	16.6%	14.0%	14.9%	11.1%
Retail	52.0%	39.0%	36.6%	35.5%	48.4%
Total Fresh Turkey	56.1%	55.6%	50.6%	50.4%	59.5%
Export and Other
Prepared Foods	0.4%	0.5%	0.7%	1.0%	0.6%
Turkey-Other	0.6%	4.4%	2.8%	2.2%	3.3%
Total Export and Other	1.0%	4.9%	3.5%	3.2%	3.9%
Total U.S. Turkey	100.0%	100.0%	100.0%	100.0%	100.0%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal quarter ended January 3, 2004 had 14 weeks.

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Year ended:

The following table sets forth, for the annual periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Oct 2,
2004 (a)(b)

Chicken Sales:
United States
Prepared Foods:
Foodservice	$1,553,822
Retail	213,775
Total Prepared Foods	1,767,597

Fresh Chicken:
Foodservice	1,422,965
Retail	653,798
Total Fresh Chicken	2,076,763

Export and Other
Prepared Foods	34,735
Chicken-Other	212,611
Total Export and Other	247,346
Total U.S. Chicken	4,091,706

Mexico:	362,442
Total Chicken Sales	4,454,148

Total Prepared Foods	1,802,332

Turkey Sales:
Prepared Foods:
Foodservice	80,927
Retail	37,384
Total Prepared Foods	118,311

Fresh Turkey:
Foodservice	39,749
Retail	116,905
Total Fresh Turkey	156,654
Export and Other
Prepared Foods	1,949
Turkey-Other	9,338
Total Export and Other	11,287
Total Turkey Sales	286,252

Total Prepared Foods	120,260

Sales of Other Products
U.S.	600,091
Mexico	23,232
Total Sale of Other Products	623,323
Total Net Sales	$5,363,723

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal 2004 had 53 weeks.

Oct 2,
2004 (a)(b)

U.S. Chicken Sales:
Prepared Foods:
Foodservice	38.0%
Retail	5.2%
Total Prepared Foods	43.2%

Fresh Chicken:
Foodservice	34.8%
Retail	16.0%
Total Fresh Chicken	50.8%

Export and Other
Prepared Foods	0.9%
Fresh	5.2%
Total Export and Other	6.1%
Total U.S. Chicken	100.0%

Prepared Foods	44.0%

U.S. Turkey Sales:
Prepared Foods:
Foodservice	28.2%
Retail	13.1%
Total Prepared Foods	41.3%

Fresh Turkey:
Foodservice	13.9%
Retail	40.8%
Total Fresh Turkey	54.7%
Export and Other
Prepared Foods	0.7%
Fresh	3.3%
Total Export and Other	4.0%
Total U.S. Turkey	100.0%

Prepared Foods	42.0%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal 2004 had 53 weeks.

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

01/01/05

Income Statement Data:
Net sales	$1,368,247
Non-recurring recoveries	-
Turkey restructuring and related costs	-
Gross margin	155,411
Selling, general and administrative expenses	64,396
Operating income (loss)	91,015
Interest expense, net	12,224
Miscellaneous, net	(1,118)
Income (loss) before income taxes and extraordinary charge	79,909
Income tax expense (benefit)	31,400
Income (loss) before extraordinary charge	48,509
Extraordinary charge - net of tax	-
Net income (loss)	$48,509

Per Common Share Data: (a)
Income (loss) before extraordinary charge	$0.73
Extraordinary charge - early repayment of debt	-
Net Income (loss)	$0.73
Cash dividends	$0.002
Book value	$14.52

Balance Sheet Summary:
Working capital	$430,334
Total assets	$2,279,836
Notes payable and current maturities of long-term debt	$8,454
Long-term debt, less current maturities	$525,602
Total debt	$534,056
Senior secured debt (included in Total Debt)	$-
Total stockholders' equity	$970,422

Cash Flow Summary:
Operating cash flow	$168,309
Depreciation & amortization (b)	$30,065
Capital expenditures	$24,160
Business acquisitions	$-
Financing activities, net	$(11,237)

Cashflow Ratios:
EBITDA (c)	$121,628
EBITDA (last four qtrs.)	$437,686

Key Indicators (as a percentage of net sales):
Gross margin	11.4%
Selling, general and administrative expenses	4.7%
Operating income (loss)	6.7%
Interest expense, net	0.9%
Net income (loss)	3.5%

(a) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999. See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001.

(b) Includes amortization of capitalized financing costs of approximately	570

(c) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$48,509
Add:
Extraordinary charge-net of tax	-
Income Tax Expense (benefit)	31,400
Interest expense, net	12,224
Depreciation and amortization	30,065
Minus:
Amortization of capitalized financing costs	570
EBITDA	$121,628

Pilgrim's Pride Corporation
Sales Segments
for Quarter Ended:

Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and (2) a producer of turkey products.
Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	1/1/2005
Net Sales to Customers:	(In thousands	)
Chicken and Other Products:
United States	$1,189,885
Mexico	98,588
Sub-total	1,288,473
Turkey	79,774
Total	$1,368,247

Operating Income:
Chicken and Other Products:
United States	$90,156
Mexico	5,624
Sub-total	95,780
Turkey	(4,765)
Non-recurring recoveries	-
Total	$91,015

Depreciation and Amortization: (f)
Chicken and Other Products:
United States	$26,165
Mexico	3,133
Sub-total	29,298
Turkey	767
Total	$30,065

Total Assets:
Chicken and Other Products:
United States	$1,911,577
Mexico	262,567
Sub-total	2,174,144
Turkey	105,692
Total	$2,279,836

Capital Expenditures:
Chicken and Other Products:
United States	$19,917
Mexico	$1,423
Sub-total	21,340
Turkey	$2,820
Total	$24,160

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	01/01/05	10/02/04			7/3/2004(a)			4/3/2004(b)	1/3/2004 (c)(e)
United States
Chicken Operations:
U.S. Chicken Sales (000's)	$1,024,491	$1,158,466			$1,121,073			$1,068,201	$743,966
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7702	$0.8168			$0.8421			$0.8257	$0.7905
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8009	$0.8927			$0.9392			$0.8500	$0.8161

U.S. Chicken Net Pounds Produced (000's)	1,330,166	1,418,228			1,331,322			1,293,636	941,181
U.S. Chicken Pounds Sold (000's)	1,279,166	1,297,665			1,193,645			1,256,635	911,654

Other Operations:
Other Sales (000's)	165,394	156,155			163,666			166,805	113,465

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,189,885	1,314,621			1,284,739			1,235,006	857,431

U.S. Chicken & Other Operating Income (000's)	90,156	150,755			116,930			69,787	52,006
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	7.58%	11.47%			9.10%			5.65%	6.07%

Turkey

U.S. Turkey Sales (000's)	79,774	72,532			66,286			54,110	93,324
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$2.0612	$0.9524			$0.7293			$0.5853	$0.8998
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.9822	$0.9145			$1.0017			$0.9953	$0.8459

U.S. Turkey Operating Income (000's)	(4,765)	(15,432)	(d	)	(78,121)	(d	)	(11,341)	(15,760)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-5.97%	-21.28%			-117.85%			-20.96%	-16.89%

U.S. Turkey Net Pounds Produced (000's)	38,702	76,158			90,889			92,456	103,718
U.S. Turkey Pounds Sold (000's)	81,216	79,316			66,175			54,367	110,319

U.S. Summary

U.S. Sales (000's)	1,269,659	1,387,153			1,351,025			1,289,116	950,755
U.S. Cost of Sales (000's)	1,125,993	1,204,413			1,184,706			1,184,678	874,716
U.S. Gross Margin (000's)	143,666	182,740			166,319			104,438	76,039
U.S. Gross Margin as a percent of U.S. Sales	11.32%	13.17%			12.31%			8.10%	8.00%

U.S. Selling, General and Administrative Expenses (000's)	58,275	63,054			63,605			45,992	37,793
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.59%	4.55%			4.71%			3.57%	3.98%

Restructuring and Related Charges - Turkey	0	8,178			63,905
Insurance Proceeds - Turkey	0	23,815

U.S. Operating Income (000's)	85,391	135,323	(d	)	38,809	(d	)	58,446	38,246
U.S. Operating Income as a percent of U.S. Sales	6.73%	9.76%			2.87%			4.53%	4.02%

Mexico
Chicken Operations:
Mexico Chicken Sales (000's)	96,937	93,797			90,718			88,957	88,970
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6073	$0.5772			$0.5851			$0.5760	$0.5057

Mexico Other Operations:
Mexico Other Sales (000's)	1,651	5,504			6,251			6,835	4,642

Mexico Chicken and Other Operating Income (000's)	5,624	555			(1,692)			2,997	(5,446)
Mexico Operating Income as a percent of Mexico Sales	5.70%	0.56%			-1.74%			3.13%	-5.82%

Mexico Net Pounds Produced (000's)	159,615	162,490			155,038			154,432	175,922

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,121,428	1,252,263			1,211,791			1,157,158	832,936
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7527	$0.7922			$0.8153			$0.7991	$0.7456
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7794	$0.8576			$0.8985			$0.8201	$0.7659

Chicken Net Pounds Produced from all Divisions (000's)	1,489,781	1,580,718			1,486,360			1,448,068	1,117,103
Chicken Pounds Sold from all Divisions (000's)	1,438,781	1,460,155			1,348,683			1,411,067	1,087,576

Other Operations:
Other Sales (000's)	167,045	161,659			169,917			173,640	118,107

Totals All Operations:
Total Net Sales (000's)	1,368,247	1,486,454			1,447,994			1,384,908	1,044,367
Total Cost of Sales (000's)	1,212,836	1,296,959			1,277,066			1,271,992	967,336
Gross Margin from all operations (000's)	155,411	189,495			170,928			112,916	77,031
Gross Margin from all operations as a percent of Total Net Sales	11.36%	12.75%			11.80%			8.15%	7.38%

Total Selling, General and Administrative Expenses (000's)	64,396	69,254			69,906			51,473	46,231
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.71%	4.66%			4.83%			3.72%	4.43%

Restructuring and Related Charges - Turkey	0	8,178			63,905
Insurance Proceeds - Turkey	0	23,815

Operating Income from all operations (000's)	91,015	135,878	(d	)	37,117	(d	)	61,443	30,800
Operating Income from all operations as a percent of Total Net Sales	6.65%	9.14%			2.56%			4.44%	2.95%

Avian Influenza Reimbursement (000's)	-	-			-			-
Vitamin Settlements (000's)	-	-			-			68	8
Total Adjustments (000'S)	-	-			-			68	8

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	91,015	135,878			37,117			61,511	30,808
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	6.65%	9.14%			2.56%			4.44%	2.95%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $546.2 million and $81.5 million of Chicken Products and Other Products, respectively, and production of 669.9 million pounds of chicken products.

(b) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $524.4 million and $102.4 million of Chicken Products and Other Products, respectively, and production of 962.6 million pounds of chicken products.

(c) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $209.9 million and $49.2 million of Chicken Products and Other Products, respectively, and production of 286.1 million pounds of chicken products.

(d) Includes Turkey Restructuring and Related Charges of $8.2 million and $63.9 million.in quarters ended 10/2/2004 and 7/3/2004.
(e) 14 week Quarter.

Pilgrim's Pride Corporation
Proforma Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

1/3/2004 (a)(b)
United States
Chicken Operations:
U.S. Chicken Sales (000's)	$1,108,430
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8144
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.7795

U.S. Chicken Net Pounds Produced (000's)	1,361,110
U.S. Chicken Pounds Sold (000's)	1,421,987

Other Operations:
Other Sales (000's)	209,793

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,318,223

U.S. Chicken & Other Operating Income (000's)	77,630
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	5.89%

Turkey

U.S. Turkey Sales (000's)	93,324
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8998
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8459

U.S. Turkey Operating Income (000's)	(15,760)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-16.89%

U.S. Turkey Net Pounds Produced (000's)	103,718
U.S. Turkey Pounds Sold (000's)	110,320

U.S. Summary

U.S. Sales (000's)	1,411,547
U.S. Cost of Sales (000's)	1,284,997
U.S. Gross Margin (000's)	126,550
U.S. Gross Margin as a percent of U.S. Sales	8.97%

U.S. Selling, General and Administrative Expenses (000's)	59,628
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.22%

U.S. Operating Income (000's)	66,922
U.S. Operating Income as a percent of U.S. Sales	4.74%

Mexico
Chicken Operations:
Mexico Chicken Sales (000's)	88,970
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5057

Mexico Other Operations:
Mexico Other Sales (000's)	4,642

Mexico Chicken and Other Operating Income (000's)	(5,446)
Mexico Operating Income as a percent of Mexico Sales	-5.82%

Mexico Net Pounds Produced (000's)	175,922

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,197,400
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7790
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7494

Chicken Net Pounds Produced from all Divisions (000's)	1,537,032
Chicken Pounds Sold from all Divisions (000's)	1,597,909

Other Operations:
Other Sales (000's)	214,435

Totals All Operations:
Total Net Sales (000's)	1,505,159
Total Cost of Sales (000's)	1,377,755
Gross Margin from all operations (000's)	127,404
Gross Margin from all operations as a percent of Total Net Sales	8.46%

Total Selling, General and Administrative Expenses (000's)	71,082
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.72%

Operating Income from all operations (000's)	56,322
Operating Income from all operations as a percent of Total Net Sales	3.74%

Avian Influenza Reimbursement (000's)	-
Vitamin Settlements (000's)	-
Total Adjustments (000'S)	-

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	56,322
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	3.74%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) 14 week Quarter.